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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                October 28, 2003

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

   Yukon Territory, Canada                0-29370                  N/A
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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Item 12. Results of Operations and Financial Condition


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[October 28th, 2003)

                                                  /s/ David Russell
                                                  -----------------------
                                                  David Russell

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         Webcast Alert: Ultra Petroleum Corp. Announces Its 3rd Quarter
                      Earnings Conference Call on the Web

HOUSTON, Oct. 28 /PRNewswire-FirstCall/ -- In conjunction with Ultra Petroleum Corp.'s (Amex: UPL; Toronto: UP) Third Quarter Earnings Conference Call, you are invited to listen to its webcast that will be broadcast live over the Internet on Tuesday, November 4, 2003 at 10:00 AM Central US.

      What: Ultra Petroleum Corp.'s Third Quarter Earnings Conference Call on the Web

      When:   Tuesday, November 4, 2003 at 10:00 AM Central US

      Where:  http://www.firstcallevents.com/service/ajwz391814285gf12.html

      How: Live over the Internet -- Simply log on to the web at the address above.

      Contact: David Russell at 281-876-0120 x 302

      If you are unable to participate during the live webcast, the call will be archived at www.ultrapetroleum.com . To access the replay, click on the home page.

      Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" and on the Toronto Stock Exchange under the ticker "UP" with 74,327,668 shares outstanding as of the date of this release.

      (Minimum Requirements to listen to broadcast: The Windows Media Player software, downloadable free from http://www.microsoft.com/windows/windowsmedia/EN/default.asp and at least a 28.8Kbps connection to the Internet. If you experience problems listening to the broadcast, send an email to webcastsupport@tfprn.com .)

SOURCE Ultra Petroleum Corp.